Prospectus Supplement -- Feb. 15, 2002*
AXP Partners Small Cap Value Fund S-6239-99 C (6/01)

Under the "Principal Investment Strategies" section, the last two sentences in the second paragraph have been deleted.

Under the "Management" section, the following has been added at the end of the second paragraph:

AEFC may, in its discretion, allocate new investments differently if reallocation would be in the best interests of the Fund's shareholders. Effective February 15, 2002, new investments in the Fund will be allocated 80% to Royce & Associates, Inc. (Royce) and 20% to EQSF Advisers, Inc. (Third Avenue). Existing investments will not be reallocated.

S-6239-24 A (2/02)
Valid until next update.

*Destroy July 30, 2002